UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                   May 26, 2010

Commission File Number	Registrant, State of Incorporation, Address And Telephone Number	I.R.S. Employer Identification No.

1-3526	THE SOUTHERN COMPANY (A Delaware Corporation) 30 Ivan Allen Jr. Boulevard, N.W. Atlanta, Georgia 30308 (404) 506-5000	58-0690070

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

The Southern Company (the “Company”) held its Annual Meeting of Stockholders on May 26, 2010.  At the meeting, stockholders elected all 11 of the directors nominated by the Board of Directors.  Each director received a greater number of votes cast “for” election than votes “withheld” from election as reflected below.  In addition, the Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2010 and approved:

(1)	an amendment to the By-Laws of the Company to adopt a majority vote standard and eliminate cumulative voting in uncontested director elections;

(2)	an amendment to the Company’s Certificate of Incorporation to eliminate cumulative voting in elections of directors; and

(3)	an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock.

The two stockholder proposals that were presented at the meeting are briefly discussed below and were not approved.  For more information on the proposals, see the Company’s proxy statement dated April 13, 2010.

    Set forth below are the final voting results for each of the proposals.

No. 1 -  Election of director nominees

Director	Votes For	Votes Withheld	Broker Non-Votes

Juanita Powell Baranco	446,308,865	8,801,990	207,746,357
Jon A. Boscia	449,408,843	5,702,012	207,746,357
Henry A. Clark III	448,724,213	6,386,642	207,746,357
H. William Habermeyer, Jr.	448,737,852	6,373,003	207,746,357
Veronica M. Hagen	441,494,885	13,615,970	207,746,357
Warren A. Hood, Jr.	449,258,651	5,852,204	207,746,357
Donald M. James	395,289,237	59,821,618	207,746,357
J. Neal Purcell	448,591,822	6,519,033	207,746,357
David M. Ratcliffe	443,516,566	11,594,289	207,746,357
William G. Smith, Jr.	449,415,351	5,695,504	207,746,357
Larry D. Thompson	446,462,746	8,648,109	207,746,357

No. 2 - Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2010

Votes For	Votes Against	Abstentions	Broker Non-Votes
604,559,514	5,989,333	52,308,365	0

No. 3 - Proposal to amend the By-Laws of the Company to adopt a majority vote standard and eliminate cumulative voting in uncontested director elections.

Votes For	Votes Against	Abstentions	Broker Non-Votes
606,729,455	49,111,456	7,016,301	0

No. 4 - Proposal to amend the Company’s Certificate of Incorporation to eliminate cumulative voting in election of directors

Votes For	Votes Against	Abstentions	Broker Non-Votes
611,669,040	43,957,067	7,231,105	0

No. 5 - Proposal to amend the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock

Votes For	Votes Against	Abstentions	Broker Non-Votes
572,953,518	34,941,363	54,962,331	0

No. 6 - Stockholder Proposal regarding a climate change environmental report

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,094,665	347,780,889	69,235,301	207,746,357

No. 7 - Stockholder Proposal regarding a coal combustion byproducts environmental report

Votes For	Votes Against	Abstentions	Broker Non-Votes
80,883,224	303,993,233	70,234,398	207,746,357

Item 9.01.                      Financial Statements and Exhibits.

(d)      Exhibits

3.1	Certificate of Amendment to the Certificate of Incorporation of the Company effective May 27, 2010.

3.2	By-Laws of the Company, as amended effective May 26, 2010.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2010	THE SOUTHERN COMPANY By /s/Melissa K. Caen Melissa K. Caen Assistant Secretary